December 1, 1999

                           COUNTRYWIDE STRATEGIC TRUST

                                   EQUITY FUND
                                  UTILITY FUND

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1999

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "OPERATION OF THE FUNDS":

Charles E. Stutenroth IV, Vice President and Senior Portfolio Manager of the Adviser, and Charles A. Ulbricht, Portfolio Manager of the Adviser, are primarily responsible for managing the portfolio of the Equity Fund and have been managing the Fund since November 30, 1999. Mr. Stutenroth has served as Vice President and Senior Portfolio Manager of Fort Washington Investment
Advisors, Inc. since 1999. From 1996 until 1999, he was Senior Vice President and Portfolio Manager of Bank of America Investment Management, prior to which he served as Vice President and Portfolio Manager of National City Investment Management & Trust. Mr. Ulbricht has served as a Senior Research Manager of Fort Washington Investment Advisors, Inc. since 1995. From 1984 until 1995, he was Vice President-Research of Cowgill-Haberer Investment Counselors.

John C. Holden, Vice President and Senior Portfolio Manager of the Adviser, and William H. Bunn, Assistant Vice President of the Adviser, are primarily responsible for managing the portfolio of the Utility Fund and have been managing the Fund since November 30, 1999. Mr. Holden has served as Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc. since 1997. From 1993 until 1997, he was Vice President and Senior Portfolio Manager of Mellon Private Asset Management. Mr. Bunn has been employed by Fort Washington Investment Advisors, Inc. since 1994 as a securities analyst for the telecommunications and utilities industries.

On October 29, 1999, Fort Washington Investment Advisors, Inc., a wholly-owned subsidiary of The Western-Southern Life Insurance Company ("Western-Southern") acquired all of the outstanding stock of Countrywide Financial Services, Inc. (the "Acquisition"). Countrywide Investments, Inc. (the "Adviser"), which provides investment advisory and distribution services to the Trust, and Countrywide Fund Services, Inc. (the "Transfer Agent"), which provides transfer agency, accounting and administrative services to the Trust, are wholly-owned subsidiaries of Countrywide Financial Services, Inc. As a result of the Acquisition, the Adviser and the Transfer Agent are each an indirect wholly-owned subsidiary of Western-Southern. Western-Southern provides life and health insurance, annuities, mutual funds, business planning insurance, asset management and other related financial services.

On October 27, 1999, a Special Meeting of Shareholders of the Trust was held in order for shareholders to vote on certain matters relating to the Acquisition. Shareholders of the Funds voted to approve new investment advisory agreements with the Adviser containing substantially identical terms and conditions, in all material respects, as the advisory agreements in effect prior to the Acquisition. Shareholders of the Funds also voted to approve new sub-advisory agreements with Mastrapasqua & Associates, Inc. containing substantially identical terms, in all material respects, as the sub-advisory agreements in effect prior to the Acquisition. Shareholders also elected the following individuals to serve on the Board of Trustees of the Trust effective upon the closing of the Acquisition: William O. Coleman, Phillip R. Cox, H. Jerome Lerner, Robert H. Leshner, Jill T. McGruder, Oscar P. Robertson, Nelson Schwab, Jr., Robert E. Stautberg and Joseph S. Stern, Jr.

The investment objectives and policies of the Funds have not been affected by the Acquisition.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE SECTION ENTITLED "HOW TO PURCHASE SHARES":

As a result of the Acquisition, the InvestPlus Plan will no longer be offered. Therefore, Countrywide Home Loans mortgage holders may no longer write one check for their mortgage payment and their investment in a Fund. The paragraph
describing  the  InvestPlus   Plan  should  be  disregarded  and  is  no  longer
applicable.